united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska   68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY   11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

PSI ALL ASSET FUND

PSI TOTAL RETURN FUND

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

PSI OPPORTUNISTIC FUND

SEMI-ANNUAL REPORT

December 31, 2017

1-888-9-BUYPSI
(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder:

We are pleased to present the semi-annual report for the five Portfolio Strategies, Inc. (PSI) Mutual Funds for the six months ended December 31, 2017.

Did you ever get the feeling that the stock market envies Bitcoin? It certainly doesn’t want the volatility of Bitcoin, but the major indices sure did their best in 2017 to emulate its rise. Despite a rise in interest rates, the shutting of the spigot that is quantitative easing via the Federal Reserve, and really no fiscal/economic/political headlines (save a last minute tax reform plan) that would warrant these continued dramatic moves upward, the market returned a noteworthy 20% in 2017 as measured by the S&P 500.

I think, though, that if you ask people why they buy Bitcoin and why they continue to buy stocks, the answer is the same: it just seems to keep going up. In other words, one doesn’t need a good economic reason (sales/earnings/the usual textbook answers) to buy; one just needs someone to sell it to at a higher price later on. And so far, since the recession of 2008, that reasoning has worked.

In a recent Morgan Stanley article, they note, “We have seen a total reversal with people now having a hard time even imagining how the market could decline.” According to a survey from the American Association of Individual Investors, which asked individual investors what direction they think the stock market will be in the next six months, almost 60% of investors are bullish. This is the highest percentage of bullish responses recorded by the survey since 2010.

Our goal is to help investors with investments that can lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we have created five different PSI Funds which attempt to achieve that goal: PSI All Asset Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, PSI Total Return Fund, and PSI Opportunistic Fund.

Here is a brief overview of each Fund:

All Asset Fund: FXMAX
Investment Strategy

The All Asset Fund provides long and inverse exposure to a broad range of asset classes. Holdings can include U.S. market sectors, broad based U.S. and international indices, fixed-income, and commodities.

The Fund uses a two-pronged approach in making investment decisions. First it determines whether the market is in a bullish (risk-on) mode or bearish (risk-off) mode. It does this through the use of intermediate to longer term equity market momentum indicators as well as other indicators based on factors that influence the equity markets. Once the market mode is determined, the Fund then applies shorter term indicators to the various market segments to flag those that are either overbought or oversold. It will take inverse positions in overbought segments and long positions in oversold segments. The sizing of these long/inverse positions is core to the strategy. Long positions in a risk-on environment and inverse positions in a risk-off environment are given full exposures. Long positions in a risk-off environment and inverse positions in a risk-on environment are given much lighter exposures since these would be positioned opposite to the

3193-NLD-2/8/2018

prevailing market tendency. In addition to the dynamic exposure mechanism, there is an additional layer of risk management where it will further reduce all exposures during periods of heightened market volatility.

Up to 100% of the Fund’s assets may be committed to either long, inverse, or money market positions on any given day. The Fund does not have any constraints in the use of leveraged funds which can result in an exposure as high as plus or minus 200%. The Fund may not be suitable for conservative investors. Investors should have a three- to five-year investment time horizon, an investment objective of growth, and be willing to accept short-term volatility in the value of their investment.

The S&P 500 closed the 3rd quarter of 2017 at new all-time highs. Strong U.S. corporate earnings growth was the latest driving force in this seemingly permanent bull market. There were growth/inflationary investor expectations as a result of the proposed tax reform plan. But given our non-functioning government and political trends in recent years, whether any legislation will get passed at all is a question. A failure of the administration to get this implemented could be the catalyst that finally pauses market optimism.

The Fund had a positive performance in 3rd quarter, up 2.66%. It outperformed its Morningstar category for the quarter, but slightly underperformed the same benchmark for 2017. The Fund maintained an overall Risk-On stance all quarter where it took larger exposure long trades and smaller exposure short trades.

The Fund held increased long exposures in early July, most of August, and brief periods in September. The biggest long exposure exceeded +140% after the August selloff. Short exposures remained muted because of the overall Risk-On stance currently held by the strategy.

The equity market in the 4th quarter looked similar to the 3rd quarter 2016. The passing of the tax reform plan prior to year-end added to investor euphoria further fueling bullish sentiment.

The Fund generated positive performance for 2017 despite extremely low volatility in the markets, returning 6.14%. Market volatility diminished to abnormally low levels over the past several quarters. This phenomenon was largely driven by excessive U.S. and global money supply seeking investment performance in a low yield environment. Volatility, however, may return to more normal levels in coming quarters as central banks embark on gradual monetary tightening programs. During the 4th quarter, we were in the late stages of the current credit expansion cycle which is a precursor to economic stagnation/weakness as well as rising levels of volatility. As the Fund uses a mean reversion strategy, the pickup of volatility towards more normal levels will allow it to function optimally.

The strategy maintained an overall Risk-On stance all quarter where it took larger exposure long trades and smaller exposure short trades.

The Fund’s biggest long exposure was around +70% which occurred in November. Short exposures remained in the sub-20% range because of the overall Risk-On stance currently held by the strategy.

The All Asset Fund’s return was up 1.97% for the six-month period ending December 31, 2017. The six month return for the HFRI Macro: Systematic Diversified Index (the benchmark used for the All Asset Fund) was 4.67%for the same period.

3193-NLD-2/8/2018

Total Return Fund: FXBAX
Investment Strategy

The Total Return Fund seeks to provide conservative growth using primarily fixed-income investments; however, equities are also used to diversify the portfolio. Total Return attempts to mitigate risk by trying to capture intermediate time-frame movements in U.S. government bonds in both rising and falling markets.

We entered the 3rd quarter of 2017 with a partial sell in high yield bonds. The sell did not last long. Seventeen days into the quarter, we went back to being fully invested. However, the volatility wasn’t over. In the second week of August, high yield prices dropped again, enough to trigger another partial sell. But, like the previous sell, there was no follow-through and we eventually became fully invested. This has been the story for just about all asset classes throughout the year. Any dip in price has been short-lived and usually followed by a new high. The market was very resilient as it shrugged off hurricanes, rate hikes, North Korea’s nuclear threats, and both foreign and domestic tragedies. The long government bond continued to seesaw as it reacted to interest rate hikes and the Fed’s plan to reduce its portfolio of U.S. Treasuries and agency mortgage-backed securities. As a result, our government bond model was down for the quarter. Even though our high yield strategy had a couple false alarms, we were still able to produce a slightly positive return of 0.12% for the 3rd quarter.

While 2017 was a banner year for the stock market, the bond market did not do as well. Just like with stocks, volatility was very low all year. Only once did our high yield bond model move completely out of High Yields, and even that didn’t last long. However, despite the low volatility bonds could not gain the same traction as stocks. A big reason for that was the multiple rate hikes by the Federal Reserve. Another reason was simply investors moving from lower risk investments into stocks. Given the challenges that bonds had, the Fund still produced a positive return of 1.70% for the year. The next big question is what will 2018 look like? Some are calling for the stock market to continue to climb and hit additional new highs. We can’t image having another year like 2017; however, with the tax changes and the current euphoric over the stock market, it just might continue to climb. Nevertheless, we do expect a bumpier ride. Regardless, the Fund will try to take advantage of any gains, while actively managing against a potential correction

The Total Return Fund returned -0.75% for the six month period ending December 31, 2017. The six month return for the Barclays Capital US Aggregate Bond Index (the benchmark used for the Total Return Fund) was 1.24% for the same period.

Strategic Growth Fund: FXSAX
Investment Strategy

The Strategic Growth Fund seeks to provide growth using mainly equity investments. The primary goal is to make gains in up markets. The secondary goal is to prevent major losses during market downturns. When markets reach extreme levels of volatility, the Fund can use cash as an asset class to reduce that volatility.

The Fund had a solid 3rd quarter 2017, returning 2.29%. The low volatility market environment possessed challenges to tactical trading strategies like ours. Nonetheless, our strategy produced results that we believe were good in absolute terms. The equity pair trades provided positive returns during the 3rd quarter; however, our directional models lost money during the quarter. In particular, we had a few days in September in which we were net short the market as the market continued to advance to all-time highs. Eventually, we expect our short positions to begin to gain some traction as the market cools a bit. Generally, we have seen a higher incidence of days where our models were in cash due to low volatility. We feel our returns

3193-NLD-2/8/2018

are good when one accounts for the days spent in cash. If the market becomes more volatile, we expect the Fund to do even better.

The Fund had a strong 4th quarter and a favorable year, posting gains of 7.08% and 18.09%, respectively. All trading strategies added value in 2017. Our long/short S&P strategy added the most value primarily due to its long positions on up days. While the model attempted a handful of short positions during the year, the strength of the U.S. stock market throughout the year made it really difficult to add value through short positions. The market neutral pair trades also added a significant amount of value during the year. While the directional S&P strategy was in cash about a third of all days during the year, the pair trade strategy was quite active, which helped total portfolio returns. Our volatility trades added a small amount of value. Overall, we are pleased with the results.

The Strategic Growth Fund returned 9.53% for the six month period ending December 31, 2017. The six month return for the HFRI Macro: Systematic Diversified Index (the benchmark used for the Strategic Growth Fund) was 4.67% for the same period.

Tactical Growth Fund: FXTAX
Investment Strategy

The Tactical Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The primary goal is to prevent major losses during market downturns. The secondary goal is to make gains in up markets.

By combining multiple styles, the Fund attempts to create a portfolio that stabilizes investment returns, allowing clients the opportunity to achieve long-term returns by potentially avoiding major down markets. The Tactical Growth Fund uses a variety of active management techniques to reallocate assets in response to market change. The Fund may lag market performance in up markets, seeking slower steady gains, while attempting to keep more earnings by missing large market corrections.

For the 3rd quarter of 2017, the Fund returned 3.70%. The monthly performance during this period proved the benefit of our actively managed portfolio. In August, equities were mostly flat, but the Fund was holding more cash and bonds than equities and, therefore, avoided most of the downturn. As equities rebounded, the Fund increased its exposure to stocks and ended with a gain in August of 1.04%. The fund performed well in the 4th quarter, up 3.80%.

The Fund tries to manage that balance on a daily basis. As the market goes up seemingly day after day, we continue our current approach to hedge the portfolio with cash and bonds. Still, we believe our gains this quarter are competitive against a straight stock portfolio and also comes with the daily monitoring of risk such that we can move to an even more defensive position should conditions warrant.

The Fund returned a respectable 13.27% for 2017. While it is tempting to position it more aggressively, we stay the course, acting as that designated driver that investors should have when the stock market party ends.

The Tactical Growth Fund returned 7.64% for the six month period ending December 31, 2017. The six month return for the HFRI Macro: Systematic Diversified Index (the benchmark used for the Tactical Growth Fund) was 4.67% for the same period.

3193-NLD-2/8/2018

Opportunistic Fund: FXCAX
Investment Strategy

At the end of the 3rd quarter 2017, we changed the underlying strategy and name of the Calendar Effects Fund. Now called the PSI Opportunistic Fund, the Fund seeks to achieve its primary investment objective by investing in a combination of open-end investment companies (mutual funds) and exchange traded funds (ETFs) that invest primarily in: (1) U.S. fixed-income securities, (2) money market securities, (3) U.S. equity securities (common and preferred stocks), (4) foreign equity securities (common and preferred stocks), or (5) alternative assets, which it defines as commodity-related, currency-related, or real estate-related securities, using a tactical strategy.

The Fund seeks to achieve its objective, in part, by employing an unconstrained, adaptive methodology driven by an algorithmic strategy selection process, concurrently using multiple investment disciplines. From a pool of more than 50 independent investment strategies provided by multiple independent investment managers, its algorithmic selection process determines the appropriate allocation of investing strategies to use daily.

Based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund may allocate assets in the following ranges: equity 0% to 200%, fixed-income 0% to 150%, and alternative asset 0% to 100%.

The Fund buys securities within specific market segments when its analysis indicates a high probability that the segments and securities are likely to outperform competing investments. The Fund sells securities to reduce exposure to a market segment or a security when its tactical analysis indicates that the segment or security is likely to underperform competing investments. The Fund may engage in frequent buying and selling of securities to achieve its investment goals.

During the 3rd quarter, the Fund tended to remain more in cash than other periods of the year. The research used to power the Fund has shown consistently over time that the late summer months don’t provide a strong risk/return reward. Long story short, it has paid to remain in cash and not subject our investors to the volatility in the summer months.

At the end of the 3rd quarter, we changed the underlying strategy of the Fund with the approval of the Board. As expected, the PSI Opportunistic Fund had a strong 4th quarter with 3.48% returns and low volatility. The Fund was well-positioned to take advantage of the rally in stocks, but also mindful of the potential downside. The Fund’s non-emotional, disciplined selection engines, which determine the appropriate allocation to the more than 60 independent investment strategies available each day, maintained significant long exposure to the stock market during the quarter and that should continue well into 2018.

Looking ahead, we do not expect the current period of nearly parabolic gains and low volatility in the stock market to continue indefinitely and go untested, although a final bull market melt up is certainly not out of the question. As students of history, we know that assets with long periods of uninterrupted gains usually result in very poor endings for those without a plan to take profits and play defense at the appropriate time. History also reminds us that garden-variety pullbacks of 5% or more have occurred at least once or more during most calendar years.

Additionally, on average, the stock market has experienced a 10% corrective phase in the vast majority of calendar years. Given the current elevated level of market valuations (defined by the Price-to-Earnings, the Price-to-Dividend, and Price-to-Book Value ratios for the S&P 500), we believe it is important to recognize that this is not a low-risk environment, even though price action has been very one-sided and that risk management will likely become useful in 2018.

3193-NLD-2/8/2018

The PSI Opportunistic Fund returned 3.69% for the six month period ending December 31, 2017. The six month return for the Dow Jones Moderately Conservative US Index (the benchmark used for the Opportunistic Fund) was 4.82%for the same period.

We continue to have confidence that over-exposure to mutual funds such as ours can help to preserve capital during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski
President

Definitions

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986. You cannot invest directly in an index.

HFRI Macro: Systematic Diversified Index: The HFRI Macro: Systematic Diversified Index measures systematic diversified strategies that incorporate investment processes that use mathematical, algorithmic, and technical models, with little or no influence of individuals over the portfolio positioning. These types of strategies are designed to identify opportunities in markets exhibiting trending or momentum characteristics across select instruments or asset classes. The strategies typically use quantitative processes that focus on statistically robust or technical patterns in the return series of the asset, and usually focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernible trending behavior. Systematic diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle.

Dow Jones U.S. Moderately Conservative Portfolio Index: This index is a weighted average of other stock, bond, and cash indices. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth, and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed-income indices. You cannot invest directly in an index.

3193-NLD-2/8/2018

PSI All Asset Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2017

The Fund’s performance figures* for the periods ended December 31, 2017, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2017
PSI All Asset Fund – Class A	1.97%	6.14%	(0.05)%	(1.35)%
PSI All Asset Fund – Class A with load	(3.92)%	0.00%	(1.22)%	(2.14)%
S&P 500 Total Return Index ***	11.42%	21.83%	15.79%	15.71%
BarclayHedge Equity Long/Short Index ****	1.77%	5.27%	5.18%	4.72%
HFRI Macro: Systematic Diversified Index ^	4.71%	2.14%	1.54%	1.32	%(1)

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 30, 2017 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 2.46%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Equity Long/Short Index is an index of hedge funds which use a directional strategy that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

^	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle. Investors cannot invest directly in an index.

(1)	The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Portfolio Composition as of December 31, 2017:

% of Net Assets
Exchange Traded Funds	78.8%
Other Assets less Liabilities, Net	21.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI Total Return Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2017

The Fund’s performance figures* for the periods ended December 31, 2017, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2017
PSI Total Return Fund – Class A	(0.75)%	1.70%	(1.30)%	(0.72)%
PSI Total Return Fund – Class A with load	(6.46)%	(4.17)%	(2.47)%	(1.51)%
Barclays Capital U.S. Aggregate Bond Index***	1.24%	3.54%	2.10%	2.93%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 30, 2017 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 2.36%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of December 31, 2017:

% of Net Assets
Mutual Funds	96.4%
Other Assets less Liabilities, Net	3.6%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2017

The Fund’s performance figures* for the periods ended December 31, 2017, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2017
PSI Strategic Growth Fund – Class A	9.53%	18.09%	3.64%	4.09%
PSI Strategic Growth Fund – Class A with load	3.23%	11.34%	2.42%	3.26%
S&P 500 Total Return Index ***	11.42%	21.83%	15.79%	15.71%
BarclayHedge Equity Long/Short Index ****	1.77%	5.27%	5.18%	4.72%
HFRI Macro: Systematic Diversified Index ^	4.71%	2.14%	1.54%	1.32	%(1)

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 30, 2017 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 2.62%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Equity Long/Short Index is an index of hedge funds which use a directional strategy that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

^	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle. Investors cannot invest directly in an index.

(1)	The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Portfolio Composition as of December 31, 2017:

% of Net Assets
Exchange Traded Funds	69.9%
Other Assets less Liabilities, Net	30.1%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2017

The Fund’s performance figures* for the periods ended December 31, 2017, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2017
PSI Tactical Growth Fund – Class A	7.64%	13.27%	2.66%	2.59%
PSI Tactical Growth Fund – Class A with load	1.42%	6.74%	1.45%	1.76%
S&P 500 Total Return Index ***	11.42%	21.83%	15.79%	15.71%
BarclayHedge Global Macro Index ****	1.01%	1.38%	2.80%	2.65%
HFRI Macro: Systematic Diversified Index ^	4.71%	2.14%	1.54%	1.32	%(1)

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 30, 2017 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 2.63%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Global Macro Index carries long and short positions in any of the world’s major capital or derivative markets. These positions reflect Global Macro managers views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets. Investors cannot invest directly in an index.

^	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle. Investors cannot invest directly in an index.

(1)	The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Portfolio Composition as of December 31, 2017:

% of Net Assets
Exchange Traded Funds	77.0%
Mutual Fund	18.3%
Other Assets less Liabilities, Net	4.7%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI Opportunistic Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2017

The Fund’s performance figures* for the periods ended December 31, 2017, compared to its benchmark:

	Six	One	Inception** -
	Months	Year	December 31, 2017
PSI Opportunistic Fund – Class A	3.69%	7.44%	1.51%
PSI Opportunistic Fund – Class A with load	(2.22)%	1.30%	0.08%
S&P 500 Total Return Index ***	11.42%	21.83%	12.95%
Dow Jones U.S. Moderately Conservative Portfolio Index ****	4.82%	9.55%	6.29%
BarclayHedge Global Macro Index ^	1.01%	1.38%	2.75%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 30, 2017 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares are 2.77%. The maximum sales load imposed on purchases is 5.75%, while maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is October 31, 2013.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The Dow Jones U.S. Moderately Conservative Portfolio Index is a weighted average of other stock, bond, and cash indices. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth, and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed-income indices. Investors cannot invest directly in an index.

^	The BarclayHedge Global Macro Index carries long and short positions in any of the world’s major capital or derivative markets. These positions reflect Global Macro managers views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2017:

% of Net Assets
Exchange Traded Funds	87.4%
Other Assets less Liabilities, Net	12.6%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

PSI All Asset Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 78.8%
	BOND FUNDS - 35.5%
44,778	PIMCO Enhanced Short Maturity Active ETF	$4,547,654
19,691	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1,799,757
		6,347,411
	EMERGING MARKETS - 4.0%
40,122	ProShares Short MSCI Emerging Markets ETF *	720,190

	LARGE CAP GROWTH - 30.2%
34,554	PowerShares QQQ Trust Series 1 ETF	5,382,131

	SMALL CAP GROWTH - 4.1%
17,100	ProShares Short Russell 2000 ETF	722,817

	SPECIALTY FUNDS - 5.0%
12,188	ProShares Ultra QQQ ETF	893,746

	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,081,788)	14,066,295

	TOTAL INVESTMENTS - 78.8% (Cost - $14,081,788)	$14,066,295
	OTHER ASSETS LESS LIABILITIES - NET - 21.2%	3,774,992
	NET ASSETS - 100.0%	$17,841,287

*	Non-income producing security.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

PSI Total Return Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2017

Shares		Value
	MUTUAL FUNDS - 96.4%
	BOND FUNDS - 96.4%
494,144	Blackrock High Yield Portfolio - Institutional Class	$3,854,324
39,534	Direxion Monthly High Yield Bull 1.2X Fund - Investor Class	946,441
60,569	Loomis Sayles Global Bond Fund - Institutional Class	1,006,663
413,437	Lord Abbett High Yield Fund - Class I	3,200,000
215,054	PIMCO Emerging Markets Currency Fund - Institutional Class	2,025,806
406,592	PIMCO High Yield Fund - Institutional Class	3,643,063
326,897	Transamerica High Yield Bond - Class I	3,040,141
	TOTAL MUTUAL FUNDS (Cost - $17,671,284)	17,716,438

	TOTAL INVESTMENTS - 96.4% (Cost - $17,671,284)	$17,716,438
	OTHER ASSETS LESS LIABILITIES - NET - 3.6%	669,457
	NET ASSETS - 100.0%	$18,385,895

See accompanying notes to financial statements.

PSI Strategic Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 69.9%
	BOND FUND - 24.9%
57,827	PIMCO Enhanced Short Maturity Active ETF	$5,872,910

	LARGE CAP GROWTH - 40.0%
22,554	Powershares QQQ Trust Series 1 ETF	3,513,011
54,047	ProShares Ultra S&P 500 ETF	5,914,363
		9,427,374
	SPECIALTY FUND - 5.0%
15,910	Proshares Ultra QQQ ETF	1,166,681

	TOTAL EXCHANGE TRADED FUNDS (Cost - $16,430,949)	16,466,965

	TOTAL INVESTMENTS - 69.9% (Cost - $16,430,949)	$16,466,965
	OTHER ASSETS LESS LIABILITIES - NET - 30.1%	7,094,191
	NET ASSETS - 100.0%	$23,561,156

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 77.0%
	BOND FUNDS - 40.9%
29,165	iShares 20+ Year Treasury Bond ETF	$3,699,872
100,455	SPDR Bloomberg Barclays High Yield Bond ETF	3,688,708
		7,388,580
	LARGE CAP GROWTH - 5.1%
12,436	ProShares Ultra QQQ	911,932

	SPECIALTY FUNDS - 31.0%
17,108	First Trust Dow Jones Internet Index Fund *	1,879,827
26,273	iShares MSCI EAFE ETF	1,847,255
22,058	SPDR S&P Biotech ETF	1,872,062
		5,599,144

	TOTAL EXCHANGE TRADED FUNDS (Cost - $13,839,055)	13,899,656

	MUTUAL FUND - 18.3%
249,638	KCM Macro Trends Fund - Class R-1 * (Cost - $3,012,834)	3,305,203

	TOTAL INVESTMENTS - 95.3% (Cost - $16,851,889)	$17,204,859
	OTHER ASSETS LESS LIABILITIES - NET - 4.7%	840,601
	NET ASSETS - 100.0%	$18,045,460

*	Non-income producing security.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

PSI Opportunistic Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 87.4%
	BOND FUND - 3.0%
4,376	PowerShares Emerging Markets Soverign Debt ETF	$129,267

	LARGE CAP GROWTH FUNDS - 22.9%
1,903	Guggenheim S&P 500 Pure Value ETF	126,150
480	iShares Russell 1000 Growth ETF	64,646
2,359	ProShares Ultra S&P 500 ETF	258,145
1,526	ProShares UltraPro QQQ ETF *	211,687
1,401	ProShares UltraPro S&P 500 ETF *	196,350
639	SPDR S&P Dividend ETF	60,373
731	Vanguard High Dividend Yield ETF	62,596
		979,947
	SMALL CAP GROWTH FUND - 6.1%
3,655	ProShares Ultra Russell 2000	258,189

	SPECIALTY FUNDS - 55.4%
1,790	iShares MSCI ACWI ETF	129,041
1,594	iShares MSCI All Peru Capped ETF	65,322
3,739	iShares MSCI Chile Capped ETF	195,026
700	iShares MSCI Thailand Capped ETF	64,750
633	iShares Select Dividend ETF	62,389
340	iShares Transportation Average ETF	65,154
796	iShares U.S. Real Estate ETF	64,484
18,194	ProShares Ultra QQQ ETF	1,334,166
6,563	Vanguard FTSE Europe ETF	388,202
		2,368,534

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,732,585)	3,735,937

	TOTAL INVESTMENTS - 87.4% (Cost - $3,732,585)	$3,735,937
	OTHER ASSETS LESS LIABILITIES - NET - 12.6%	538,987
	NET ASSETS - 100.0%	$4,274,924

*	Non-income producing security.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2017

	PSI	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth	Opportunistic
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$14,081,788	$17,671,284	$16,430,949	$16,851,889	$3,732,585
At value	$14,066,295	$17,716,438	$16,466,965	$17,204,859	$3,735,937
Cash & Cash Equivalents	5,387,255	810,755	8,950,051	1,268,752	504,954
Receivable for securities sold	8,016,040	—	13,444,680	—	557,873
Receivable for Fund shares sold	23,156	321	3,888	8,758	405
Dividends and interest receivable	11,778	69,356	16,009	564	765
Due from advisor	—	—	—	—	15,176
Prepaid expenses and other assets	8,623	7,089	9,698	10,776	9,130
TOTAL ASSETS	27,513,147	18,603,959	38,891,291	18,493,709	4,824,240

LIABILITIES
Payable for securities purchased	9,527,384	—	15,256,972	341,411	515,479
Payable for Fund shares redeemed	87,525	178,603	10,734	69,252	8,104
Investment advisory fees payable	9,319	3,497	14,956	7,531	—
Payable to related parties	14,491	14,776	17,009	15,477	13,117
Distribution (12b-1) fees payable	4,111	4,135	4,929	3,846	906
Non 12b-1 shareholder servicing fees payable	11,517	9,753	12,341	3,774	1,420
Accrued expenses and other liabilities	17,513	7,300	13,194	6,958	10,290
TOTAL LIABILITIES	9,671,860	218,064	15,330,135	448,249	549,316
NET ASSETS	$17,841,287	$18,385,895	$23,561,156	$18,045,460	$4,274,924

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$23,424,080	$24,654,094	$22,210,483	$17,651,009	$4,363,599
Accumulated undistributed net investment income (loss)	(244,594)	202,149	(258,711)	52,961	(106,197)
Accumulated undistributed net realized gain (loss) from security transactions	(5,322,706)	(6,515,502)	1,573,368	(11,480)	14,170
Net unrealized appreciation (depreciation) of investments	(15,493)	45,154	36,016	352,970	3,352
NET ASSETS	$17,841,287	$18,385,895	$23,561,156	$18,045,460	$4,274,924

Net Asset Value Per Share:
Class A Shares:
Net Assets	$17,841,287	$18,385,895	$23,561,156	$18,045,460	$4,274,924
Shares of beneficial interest outstanding	2,022,737	2,202,728	2,069,987	1,802,633	422,791
Net asset value (Net assets ÷ Shares outstanding), and redemption price per share (a)	$8.82	$8.35	$11.38	$10.01	$10.11
Maximum offering price per share (maximum sales charges of 5.75%)	$9.36	$8.86	$12.07	$10.62	$10.73

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2017

	PSI	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth	Opportunistic
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$79,903	$392,647	$82,040	$584,044	$39,351
Interest	12,373	5,651	9,115	3,654	2,890
TOTAL INVESTMENT INCOME	92,276	398,298	91,155	587,698	42,241

EXPENSES
Investment advisory fees	119,593	100,799	109,098	92,373	34,651
Distribution (12b-1) fees	29,898	28,000	27,274	23,093	8,663
Administrative services fees	23,748	24,053	23,748	24,055	13,305
Non 12b-1 shareholder servicing fees	17,939	16,984	16,365	14,040	82
Registration fees	13,234	14,880	12,459	13,225	15,229
Accounting services fees	12,756	12,612	12,568	12,568	12,743
Transfer agent fees	10,264	10,264	10,264	10,046	9,911
Audit fees	8,971	11,285	5,284	6,555	5,618
Trustees’ fees	5,535	6,096	6,291	6,106	6,342
Legal fees	5,427	5,629	5,433	5,825	5,825
Compliance officer fees	4,318	4,892	3,191	4,251	3,712
Printing expenses	3,395	3,445	2,962	2,554	1,036
Custodian fees	2,521	2,715	2,521	2,521	2,521
Other expenses	1,334	1,415	1,621	1,214	1,422
TOTAL EXPENSES	258,933	243,069	239,079	218,426	121,060
Less: Fees waived by Advisor	(32,038)	(47,513)	(31,658)	(42,938)	(55,540)
NET EXPENSES	226,895	195,556	207,421	175,488	65,520
NET INVESTMENT INCOME (LOSS)	(134,619)	202,742	(116,266)	412,210	(23,279)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	623,966	(259,783)	2,169,329	762,825	40,712
Net change in unrealized appreciation (depreciation) on investments	9,684	(60,145)	(37,509)	184,136	136,176
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	633,650	(319,928)	2,131,820	946,961	176,888
NET INCREASE (DECREASE) IN NET ASSETS	$499,031	$(117,186)	$2,015,554	$1,359,171	$153,609

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI All		PSI Total
	Asset Fund		Return Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2017	June 30, 2017	December 31, 2017	June 30, 2017
	(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$(134,619)	$(262,575)	$202,742	$618,932
Net realized gain (loss) from security transactions	623,966	2,515,867	(259,783)	(233,464)
Net change in unrealized appreciation (depreciation) on investments	9,684	(34,727)	(60,145)	(97,888)
Net increase (decrease) in net operations	499,031	2,218,565	(117,186)	287,580

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(619,171)	(188,254)
Net decrease in net assets from distributions to shareholders	—	—	(619,171)	(188,254)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	3,070,521	8,793,971	630,790	9,793,306
Net asset value of shares issued in reinvestment of distributions	—	—	589,865	181,094
Redemption fee proceeds	—	202	—	250
Payments for shares redeemed	(10,025,620)	(13,716,941)	(9,902,288)	(15,140,599)
Net decrease in net assets from shares of beneficial interest	(6,955,099)	(4,922,768)	(8,681,633)	(5,165,949)

TOTAL DECREASE IN NET ASSETS	(6,456,068)	(2,704,203)	(9,417,990)	(5,066,623)

NET ASSETS
Beginning of Period	24,297,355	27,001,558	27,803,885	32,870,508
End of Period *	$17,841,287	$24,297,355	$18,385,895	$27,803,885
* Includes accumulated/undistributed net investment income (loss) of:	$(244,594)	$(109,975)	$202,149	$618,578

SHARE ACTIVITY
Class A:
Shares Sold	353,310	1,083,677	72,652	1,123,244
Shares Reinvested	—	—	70,897	21,406
Shares Redeemed	(1,139,132)	(1,675,394)	(1,141,481)	(1,749,954)
Net decrease in shares of beneficial interest outstanding	(785,822)	(591,717)	(997,932)	(605,304)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2017	June 30, 2017	December 31, 2017	June 30, 2017
	(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$(116,266)	$(282,388)	$412,210	$(9,903)
Net realized gain from security transactions	2,169,329	2,430,973	762,825	439,276
Distributions of realized gains by underlying investment companies	—	—	—	101,158
Net change in unrealized appreciation (depreciation) on investments	(37,509)	290,115	184,136	507
Net increase in net assets resulting from operations	2,015,554	2,438,700	1,359,171	531,038

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(9,855)	—	(309,131)	—
From net realized gains	(215,790)	(155,912)	—	—
Net decrease in net assets from distributions to shareholders	(225,645)	(155,912)	(309,131)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,038,487	3,720,331	557,864	3,237,284
Net asset value of shares issued in reinvestment of distributions	224,458	155,200	306,656	—
Redemption fee proceeds	—	1,213	—	152
Payments for shares redeemed	(1,474,246)	(15,345,770)	(2,362,425)	(9,529,069)
Net increase (decrease) in net assets from shares of beneficial interest	788,699	(11,469,026)	(1,497,905)	(6,291,633)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,578,608	(9,186,238)	(447,865)	(5,760,595)

NET ASSETS
Beginning of Period	20,982,548	30,168,786	18,493,325	24,253,920
End of Period *	$23,561,156	$20,982,548	$18,045,460	$18,493,325
* Includes accumulated net investment income (loss) of:	$(258,711)	$(132,590)	$52,961	$(50,118)

SHARE ACTIVITY
Class A:
Shares Sold	186,868	385,331	57,344	346,427
Shares Reinvested	19,741	15,967	30,666	—
Shares Redeemed	(137,320)	(1,599,969)	(240,923)	(1,029,464)
Net increase (decrease) in shares of beneficial interest outstanding	69,289	(1,198,671)	(152,913)	(683,037)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS(Continued)

	Opportunistic Fund
	For the	For the
	Six Months Ended	Year Ended
	December 31, 2017	June 30, 2017
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(23,279)	$(142,093)
Net realized gain from security transactions	40,712	423,677
Distributions of realized gains by underlying investment companies	—	885
Net change in unrealized appreciation (depreciation) on investments	136,176	(631,983)
Net increase (decrease) in net assets resulting from operations	153,609	(349,514)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	—	(499,581)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,613,033	2,132,216
Net asset value of shares issued in reinvestment	—	470,722
Redemption fee proceeds	—	32
Payments for shares redeemed	(7,597,575)	(10,633,398)
Net decrease in net assets from shares of beneficial interest	(5,984,542)	(8,030,428)

TOTAL DECREASE IN NET ASSETS	(5,830,933)	(8,879,523)

NET ASSETS
Beginning of Period	10,105,857	18,985,380
End of Period *	$4,274,924	$10,105,857
* Includes accumulated net investment loss of:	$(106,197)	$(82,918)

SHARE ACTIVITY
Class A:
Shares Sold	163,228	213,049
Shares Reinvested	—	49,394
Shares Redeemed	(776,773)	(1,056,223)
Net decrease in shares of beneficial interest outstanding	(613,545)	(793,780)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI All Asset Fund

	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	December 31, 2017		June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013
	(Unaudited)
Net asset value, beginning of period	$8.65		$7.94	$8.22	$8.68	$8.61	$9.01
Activity from investment operations:
Net investment income (loss)(1)	(0.05)		(0.08)	(0.10)	(0.05)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	0.22		0.79	(0.18)	(0.41)	0.08	(0.41)
Total from investment operations	0.17		0.71	(0.28)	(0.46)	0.07	(0.40)
Paid-in-Capital from redemption fees	—		0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)
Net asset value, end of period	$8.82		$8.65	$7.94	$8.22	$8.68	$8.61
Total return (3)	1.97	% (4)	8.94%	(3.41)%	(5.30)%	0.81%	(4.44)%
Net assets, end of period (000’s)	$17,841		$24,297	$27,002	$11,037	$26,447	$39,771
Ratio of gross expenses to average net assets (5)	2.17	% (6)	2.15%	1.98%	2.30%	1.95%	1.83%
Ratio of net expenses to average net assets (5)	1.90	% (6)	1.90%	1.90%	1.90%	1.90%	1.84	% (7)
Ratio of net investment income (loss) to average net assets (5)	(1.13	)% (6)	(1.02)%	(1.36)%	(0.65)%	(0.12)%	0.12%
Portfolio Turnover Rate	3285	% (4)	7042%	7886%	4583%	3987%	4659%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

(7)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Total Return Fund

	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	December 31, 2017		June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013
	(Unaudited)
Net asset value, beginning of period	$8.69		$8.64	$8.66	$9.62	$9.43	$9.83
Activity from investment operations:
Net investment income (1)	0.08		0.17	0.10	0.03	0.04	0.06
Net realized and unrealized gain (loss) on investments	(0.14)		(0.07)	0.04	(0.78)	0.24	(0.26)
Total from investment operations	(0.06)		0.10	0.14	(0.75)	0.28	(0.20)
Paid-in-Capital from redemption fees	—		0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)
Less distributions from:
Net investment income	(0.28)		(0.05)	(0.16)	(0.21)	—	(0.13)
Net realized gains	—		—	—	—	(0.09)	(0.07)
Total distributions	(0.28)		(0.05)	(0.16)	(0.21)	(0.09)	(0.20)
Net asset value, end of period	$8.35		$8.69	$8.64	$8.66	$9.62	$9.43
Total return (3)	(0.75	)% (4)	1.21%	1.69%	(7.82)%	3.04%	(2.08)%
Net assets, end of period (000’s)	$18,386		$27,804	$32,871	$16,045	$32,879	$62,309
Ratio of gross expenses to average net assets (5)	2.18	% (6)	1.85%	2.33%	1.96%	1.75%	1.66%
Ratio of net expenses to average net assets (5)	1.75	% (6)	1.75%	1.75%	1.75%	1.75%	1.69	% (7)
Ratio of net investment income
to average net assets (5)	1.81	% (6)	1.95%	1.13%	0.30%	0.39%	0.59%
Portfolio Turnover Rate	439	% (4)	1035%	1711%	1944%	2108%	1612%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

(7)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Strategic Growth Fund

	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	December 31, 2017		June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013
	(Unaudited)
Net asset value, beginning of period	$10.49		$9.43	$10.19	$10.71	$10.15	$9.77
Activity from investment operations:
Net investment income (loss) (1)	(0.06)		(0.12)	(0.15)	(0.11)	(0.09)	0.02
Net realized and unrealized gain (loss) on investments	1.06		1.25	(0.50)	(0.28)	0.74	0.64
Total from investment operations	1.00		1.13	(0.65)	(0.39)	0.65	0.66
Paid-in-Capital from redemption fees	—		0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	0.00	(2)	—	—	—	(0.01)	(0.19)
Net realized gains	(0.11)		(0.07)	(0.11)	(0.13)	(0.08)	(0.09)
Total distributions	(0.11)		(0.07)	(0.11)	(0.13)	(0.09)	(0.28)
Net asset value, end of period	$11.38		$10.49	$9.43	$10.19	$10.71	$10.15
Total return (3)	9.53	% (4)	12.03%	(6.45)%	(3.68)%	6.53%	6.86%
Net assets, end of period (000’s)	$23,561		$20,983	$30,169	$29,355	$19,481	$14,063
Ratio of gross expenses to average net assets (5)	2.19	% (6)	2.21%	1.98%	2.08%	2.45%	2.32%
Ratio of net expenses to average net assets (5)	1.90	% (6)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets (5)	(1.07	)% (6)	(1.24)%	(1.49)%	(0.93)%	(0.92)%	0.20%
Portfolio Turnover Rate	2837	% (4)	5910%	5232%	3517%	4725%	2634%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Tactical Growth Fund

	For the		For the		For the	For the	For the	For the
	Six Months Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	December 31, 2017		June 30, 2017		June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013
	(Unaudited)
Net asset value, beginning of period	$9.46		$9.19		$10.17	$10.67	$10.47	$9.74
Activity from investment operations:
Net investment income (loss) (1)	0.22		(0.00	) (2)	(0.05)	0.00 (2)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	0.50		0.27		(0.89)	(0.09)	1.02	0.93
Total from investment operations	0.72		0.27		(0.94)	(0.09)	0.94	0.84
Paid-in-Capital from redemption fees	—		0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.17)		—		(0.04)	(0.02)	—	—
Net realized gains	—		—		—	(0.39)	(0.74)	(0.11)
Total distributions	(0.17)		—		(0.04)	(0.41)	(0.74)	(0.11)
Net asset value, end of period	$10.01		$9.46		$9.19	$10.17	$10.67	$10.47
Total return (3)	7.64	% (4)	2.94%		(9.20)%	(0.81)%	9.11%	8.68%
Net assets, end of period (000’s)	$18,045		$18,493		$24,254	$12,640	$21,890	$20,032
Ratio of gross expenses to average net assets (5)	2.36	% (6)	2.10%		2.48%	2.42%	2.08%	2.13%
Ratio of net expenses to average net assets (5)	1.90	% (6)	1.90%		1.90%	1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets (5)	4.46	% (6)	(0.05)%		(0.57)%	(0.04)%	(0.79)%	(0.84)%
Portfolio Turnover Rate	2089	% (4)	5656%		5609%	5473%	1927%	2105%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Opportunistic Fund

	For the		For the	For the	For the		For the
	Six Months Ended		Year Ended	Year Ended	Year Ended		Period Ended
Class A Shares	December 31, 2017		June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014 (1)
	(Unaudited)
Net asset value, beginning of period	$9.75		$10.37	$9.25	$10.14		$10.00
Activity from investment operations:
Net investment loss (2)	(0.03)		(0.11)	(0.14)	(0.09)		(0.06)
Net realized and unrealized gain (loss) on investments	0.39		(0.10)	1.26	(0.70)		0.20
Total from investment operations	0.36		(0.21)	1.12	(0.79)		0.14
Paid-in-Capital from redemption fees	—		0.00 (3)	0.00 (3)	0.00	(3)	0.00	(3)
Less distributions from:
Net realized gains	—		(0.41)	—	(0.10)		—
Net asset value, end of period	$10.11		$9.75	$10.37	$9.25		$10.14
Total return (4)	3.69	% (5)	(1.93)%	12.11%	(7.91)%		1.40	% (5)
Net assets, end of period (000’s)	$4,275		$10,106	$18,985	$21,968		$38,120
Ratio of gross expenses to average net assets (6)	3.51	% (7)	2.53%	2.00%	1.61%		2.11	% (7)
Ratio of net expenses to average net assets (6)	1.90	% (7)	1.90%	1.90%	1.76	% (8)	1.90	% (7)
Ratio of net investment loss to average net assets (6)	(0.67	)% (7)	(1.13)%	(1.47)%	(0.93)%		(0.89	)% (7)
Portfolio Turnover Rate	1021	% (5)	1576%	1762%	1455%		1038	% (5)

(1)	The PSI Opportunistic Fund’s (formerly the PSI Calendar Effects Fund) inception date is October 31, 2013.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(7)	Annualized.

(8)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimursed fees from prior periods.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2017

1.	ORGANIZATION

The PSI All Asset Fund (“AAF”), the PSI Total Return Fund (“TRF”), the PSI Strategic Growth Fund (“SGF”), the PSI Tactical Growth Fund (“TGF”) and the PSI Opportunistic Fund (“OF”) (formerly known as the PSI Calendar Effects Fund) (each a “Fund” and collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The TRF is a non-diversified fund. The AAF, SGF, TGF, and OF are diversified funds. AAF seeks positive absolute returns with less volatility. TRF seeks total return from income and capital appreciation. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation. OF seeks growth of capital using an active risk-managed approach to investing.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value team as described below and in accordance with the Trust’s Fair Value Procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2017

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a Fair Value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the Fair Value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. Investments in closed-end investment companies are valued at their last sales price. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2017

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2017 for the Funds’ investments measured at fair value:

PSI All Asset Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,066,295	$—	$—	$14,066,295
Total	$14,066,295	$—	$—	$14,066,295

PSI Total Return Fund

Assets*	Level 1	Level 2	Level 3	Total
Mutual Funds	$17,716,438	$—	$—	$17,716,438
Total	$17,716,438	$—	$—	$17,716,438

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$16,466,965	$—	$—	$16,466,965
Total	$16,466,965	$—	$—	$16,466,965

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2017

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,899,656	$—	$—	$13,899,656
Mutual Funds	3,305,203	—	—	3,305,203
Total	$17,204,859	$—	$—	$17,204,859

PSI Opportunistic Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,735,937	$—	$—	$3,735,937
Total	$3,735,937	$—	$—	$3,735,937

The Funds did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 during the period for the Funds. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Dividends that represent long term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2017

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2015 through 2017, or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Nebraska, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. As of December 31, 2017, AAF, TRF, SGF, TGF and OF held $5,387,255, $810,755, $8,950,051, $1,268,752, and $504,954, respectively, in overnight sweep accounts with Union Bank. These instruments are classified as cash and cash equivalents.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended December 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI All Asset Fund	$595,773,312	$601,680,064
PSI Total Return Fund	87,677,615	89,474,164
PSI Strategic Growth Fund	471,661,223	473,043,265
PSI Tactical Growth Fund	344,863,387	345,481,852
PSI Opportunistic Fund	61,239,484	67,062,605

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2017

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2017, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

			Gross	Net Unrealized
		Gross Unrealized	Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
PSI All Asset Fund	$14,129,446	$1,041	$(64,192)	$(63,151)
PSI Total Return Fund	17,671,284	48,124	(2,970)	45,154
PSI Strategic Growth Fund	16,550,597	45,329	(128,961)	(83,632)
PSI Tactical Growth Fund	16,951,381	423,995	(170,517)	253,478
PSI Opportunistic Fund	3,759,127	11,965	(35,155)	(23,190)

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Portfolio Strategies, Inc. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each of AAF, SGF, TGF and OF and 0.90% of TRF’s average daily net assets.

During the six months ended December 31, 2017, the advisory fees accrued for the Funds were as follows:

Fund	Advisory Fees
PSI All Asset Fund	$119,593
PSI Total Return Fund	100,799
PSI Strategic Growth Fund	109,098
PSI Tactical Growth Fund	92,373
PSI Opportunistic Fund	34,651

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2018 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers/other than the Advisor), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the AAF, SGF, TGF and OF; and 1.75% per annum for the TRF.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2017

During the six months ended December 31, 2017, the Advisor waived fees for the Funds as follows:

Fund	Waiver
PSI All Asset Fund	$32,038
PSI Total Return Fund	47,513
PSI Strategic Growth Fund	31,658
PSI Tactical Growth Fund	42,938
PSI Opportunistic Fund	55,540

If the Advisor waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2017 will expire on June 30 of the following years:

Fund	June 30, 2018	June 30, 2019	June 30, 2020
PSI All Asset Fund	$74,900	$20,920	$64,193
PSI Total Return Fund	51,275	89,800	32,221
PSI Strategic Growth Fund	46,838	24,295	70,202
PSI Tactical Growth Fund	90,658	84,410	43,237
PSI Opportunistic Fund	—	22,077	78,536

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares. The Plan provide that a monthly service fee is calculated by AAF, SGF, TGF, TRF and OF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the six months ended December 31, 2017, AAF, TRF, SGF, TGF and OF were charged $29,898, $28,000, $27,274, $23,093 and $8,663, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended December 31, 2017, the Distributor received $144 for TRF respectively in underwriting commissions for sales of Class A shares, of which $19 was retained by the principal underwriter or other affiliated broker-dealers. AAF, SGF, TGF and OF did not incur any underwriting commissions.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2017

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the six months ended December 31, 2017, the Funds did not assess any redemption fees.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The PSI All Asset and the Strategic Growth Funds currently seek to achieve their investment objective by investing a portion of their assets in PIMCO Enhanced Short Maturity Active, PowerShares QQQ Trust Series 1, ProShares Ultra S&P500 and ProShares Ultra QQQ ETFs registered open-end investment companies incorporated in the USA. The fund may redeem its investment from the open-end investment companies at any time if the Advisor determines that it is in the best interest of the Funds and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the above listed open-end investment companies. The Annual report of the above listed open-end investment companies, along with the report of their independent registered accounting firms, are included in their Portfolio’s N-CSR filings, dated October 30, 2017 available at www.sec.gov. As of December 31, 2017, the percentage of PSI All Asset Fund net assets invested in the PIMCO Enhanced Short Maturity Active ETF and PowerShares QQQ Trust Series 1 ETF were 25.5% and 30.2%, respectively. As of December 31, 2017 the percentage of PSI Strategic Growth Fund net assets invested in Proshares Ultra S&P500 ETF was 25.1%. As of December 31, 2017 the percentage of PSI Opportunistic Fund net assets invested in ProShares Ultra QQQ ETF was 31.2%.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of December 31, 2017, Trust Company of America held 59.77%, 33.81%, and 68.59% in AAF, TRF and TGF, respectively, while Ameritrade Inc. held 26.72% and 40.55% in AAF and TRF, respectively, and Matrix Trust Company held 75.07% in SGF, of the voting securities. The Trust has no knowledge as to whether all or any portion of shares owned of record by the Trust Company of America, Ameritrade and Matrix Trust Company are also owned beneficially and, therefore, may be deemed to control the Funds.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2017

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2017 and June 30, 2016 was as follows:

	For the period ended June 30, 2017
	Ordinary
	Income	Total
PSI Total Return Fund	$188,254	$188,254
PSI Strategic Growth Fund	155,912	155,912
PSI Opportunistic Fund	499,581	499,581

	For the period ended June 30, 2016
	Ordinary
	Income	Total
PSI Total Return Fund	$234,345	$234,345
PSI Strategic Growth Fund	348,744	348,744
PSI Tactical Growth Fund	53,839	53,839

As of June 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI All Asset Fund	$—	$—	$(109,975)	$(5,899,014)	$(72,835)	$(6,081,824)
PSI Total Return Fund	618,578	—	(400,682)	(5,855,037)	105,299	(5,531,842)
PSI Strategic Growth Fund	—	—	(132,590)	(260,523)	(46,123)	(439,236)
PSI Tactical Growth Fund	1,666	—	(185,393)	(541,204)	69,342	(655,589)
PSI Opportunistic Fund	—	—	(82,918)	—	(159,366)	(242,284)

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2017

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year Losses
PSI All Asset Fund	$109,975
PSI Total Return Fund	—
PSI Strategic Growth Fund	132,590
PSI Tactical Growth Fund	51,784
PSI Opportunistic Fund	82,918

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
PSI Total Return Fund	$400,682
PSI Tactical Growth Fund	133,609

At June 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
PSI All Asset Fund	$5,899,014	$—	$5,899,014	$2,401,372
PSI Total Return Fund	4,348,020	1,507,017	5,855,037	—
PSI Strategic Growth Fund	260,523	—	260,523	—
PSI Tactical Growth Fund	277,677	263,527	541,204	533,275

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, net operating losses and short-term capital gains, the reclass of Fund distributions, and adjustments for partnerships, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2017 as follows

	Paid	Undistributed	Undistributed
	in	Ordinary	Long-Term
	Capital	Income (loss)	Gains (Loss)
PSI All Asset Fund	$(308,546)	$304,423	$4,123
PSI Strategic Growth Fund	(429,651)	270,079	159,572
PSI Opportunistic Fund	(30,822)	59,175	(28,353)

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2017

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

EXPENSE EXAMPLES (Unaudited)
December 31, 2017

As a shareholder of the PSI All Asset Fund, the PSI Total Return Fund, the PSI Strategic Growth Fund, the PSI Tactical Growth Fund or the PSI Opportunistic Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	7/1/17	12/31/17	7/1/17 – 12/31/17	7/1/17 – 12/31/17
PSI All Asset Fund	$1,000.00	$1,019.70	$9.67	1.90%
PSI Total Return Fund	$1,000.00	$ 992.50	$8.79	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,095.30	$10.03	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,076.40	$9.94	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,036.90	$9.75	1.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	7/1/17	12/31/17	7/1/17 – 12/31/17	7/1/17 – 12/31/17
PSI All Asset Fund	$1,000.00	$1,015.63	$9.65	1.90%
PSI Total Return Fund	$1,000.00	$1,016.38	$8.89	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,015.63	$9.65	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.63	$9.65	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,015.63	$9.65	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2017

PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, PSI Opportunistic Fund, (Adviser – Portfolio Strategies, Inc. )*

In connection with the regular meeting held on March 29-30, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Portfolio Strategies, Inc. (“PSI”) and the Trust, with respect to the PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, PSI Opportunistic Fund the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was founded in 1982, had assets under management of approximately $260 million and offered an array of investment management services. They considered the backgrounds of the key investment personnel, noting their educational backgrounds and that the team had considerable financial industry experience. They considered the adviser’s investment process for each PSI Fund, noting that it used data analysis from several research firms to determine appropriate investment style and positions for each PSI Fund. They also considered the adviser’s risk management process, noting that it utilized a blend of active and tactical allocation, inverse bond positions, mean reversion, and trend and quantitative analysis. They noted the adviser monitored compliance with each PSI Fund’s investment limitations by reviewing internal position reports alongside administrator and custodian bank reports. They considered the adviser’s broker selection process, noting that the adviser maintained an approved broker list created through analysis of data including execution, commissions, research and broker service, and that the analysis was conducted by the adviser’s brokerage committee. The Trustees considered that the adviser had a seasoned investment team with a conservative risk management style focused on minimizing volatility and capital preservation. The Trustees further noted that the adviser appeared to have remained consistent with its conservative investment philosophy.

Performance.

PSI All Asset. The Trustees considered the Fund’s objective and discussed the Fund’s strategy. They observed that over the 3-year, 5-year and since inception time periods, the Fund underperformed its benchmark, Morningstar category median and peer group median. They also noted that over the 1-year period, the Fund substantially outperformed all of these comparison groups. They reasoned that the adverse longer-term performance appeared to come from a low standard deviation and lower Sharpe ratio that had cost the Fund returns. They observed that over the 1-year period, the Fund’s standard deviation was higher, which resulted in stronger returns and an improved Sharpe ratio. The Trustees concluded that the

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

adviser should be retained and evaluated to see if the recent positive performance will continue over a longer period.

PSI Total. The Trustees evaluated the performance of PSI Total, noting the Fund’s objective and discussing the strategy used to implement that objective. They noted that the Fund underperformed its benchmark, peer group median and category median over all time periods presented. They further observed that the Fund had a relatively unfavorable standard deviation and Sharpe ratio over each period. They considered that the tactical nature of the Fund may have contributed to the Fund’s relatively adverse performance. They recalled that the adviser stated that within the past year, it had implemented a change in the adviser’s strategy that appeared to have improved Fund performance. They concluded that by retaining the adviser and its revised strategy, the adviser had the potential to improve performance and provide a benefit to shareholders.

PSI Strategic. The Trustees evaluated the performance of PSI Strategic. They considered the Fund’s objective and strategy. They observed that while the Fund underperformed its peer group median, benchmark and Morningstar category median over the 1-year and 3-year periods, the Fund outperformed its benchmark over the 5-year and since inception time periods. They reasoned that while the Fund had a generally favorable standard deviation and risk scores over the time periods presented, the Fund’s historical Sharpe ratios indicate that the Fund had given up returns in exchange for capital preservation. The Trustees considered the adviser’s assertion that it had taken steps to improve the model used to execute the strategy and believed that the changes would improve Fund performance. The Trustees concluded that based on longer-term performance and the adviser’s willingness to modify its approach, the adviser should be retained to continue improving Fund performance.

PSI Tactical. The Trustees reviewed the performance of PSI Tactical, noting its objective and strategy. They observed that the Fund had achieved a relatively favorable standard deviation and positive risk scores over the time periods presented. They also noted that the Fund had underperformed its benchmark, category median and peer group median over all time periods presented, with the exceptions of outperforming the benchmark over the 5-year and 1-year periods. They further noted the Fund’s relatively unfavorable Sharpe ratio over the time periods presented, reasoning that the statistic led to the conclusion that the Fund was taking minimal risk and getting little return in exchange. They considered that the adviser had recently revised the strategy within the past year and believed that such changes were leading to improved performance. They concluded that in light of the adviser’s willingness to modify the strategy for the benefit of shareholders, the adviser should be retained to determine whether such strategy changes can produce improved risk adjusted returns in the future.

PSI Opportunistic. The Trustees reviewed the Fund’s performance, considered the Fund’s objective, and discussed the nature of the Fund’s calendar theory strategy. They observed that while the Fund’s Morningstar risk scores were generally favorable, the Fund had underperformed its benchmark, category median and peer group median over all time periods presented. The Trustees noted the adviser’s assertion that the strategy’s substantial use of defensive tactics had led to the favorable risk profile and underperformance. They also noted that the Fund’s historical Sharpe ratio was generally adverse compared to its category and peer group, and they reasoned that the statistic showed that the strategy’s risk control may be relatively inefficient. The Trustees considered that the adviser had indicated that the strategy had shown to be effective in separate accounts managed over a longer time period, and they

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

concluded that the adviser should be retained to determine if a longer market cycle would generate improvement in returns.

Fees and Expenses.

PSI All Asset. The Trustees evaluated the advisory fee of the Fund, noting that the advisory fee of 1.00% was higher than the peer group median, within the range of the peer group, and lower than the Morningstar category median. They further noted that the Fund’s net expense ratio was higher than both the peer group median and Morningstar category median, but within the ranges of both comparison groups. They considered the tactical nature of the strategy, and they also noted that the adviser had an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Total. The Trustees noted the Fund’s advisory fee of 0.90%, as well as its net expense ratio, were higher than the medians of the peer group and Morningstar category, within the range of the peer group, and the highest within the category. They noted the adviser employed an active, tactical strategy. The Trustees considered the fact that the adviser had put an expense cap in place. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Strategic. The Trustees evaluated the Fund’s advisory fee, noting that the Fund’s advisory fee of 1.00% was the same as the peer group median, only marginally higher than the Morningstar category median, and well within the range of the category. They observed that the Fund’s net expense ratio was higher than the peer group median and category median, but within the ranges of both comparison groups. They discussed the tactical nature of the adviser’s discipline with respect to the Fund. After discussion, and after considering the expense limitation agreement in place with respect to the Fund, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Tactical. The Trustees considered the Fund’s advisory fee of 1.00%. They observed that the fee was the same as the peer group median, marginally higher than the Morningstar category median, and well within the range of the category. They observed that the Fund’s net expense ratio was higher than the peer group median and category median, but within the ranges of both comparison groups. They considered that the adviser employed a tactical discipline with respect to the Fund and that there was an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Opportunistic. The Trustees noted the Fund’s advisory fee of 1.00% was the same as the peer group median, only marginally higher than the Morningstar category median, and well within the range of the category. They observed that the Fund’s net expense ratio was higher than the peer group median and category median, but within the ranges of both comparison groups. They considered that the adviser employed a tactical discipline with respect to the Fund. After discussion, and after considering the expense limitation agreement in place with respect to the Fund, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale would be reached with respect to the advisory services provided to each Fund. They noted that the

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

adviser had indicated its willingness to discuss the matter of breakpoints with the Trustees as each Fund grew, and anticipated realizing economies of scale once each Fund reached significantly greater assets. The Trustees further noted that based on projected assets of each Fund as reported by the adviser, it did not appear that significant economies of scale would be achieved before the next renewal. The Trustees agreed that in light of the expense limitation agreements and the adviser’s willingness to consider breakpoints as each Fund grows, the absence of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser for each of the Funds. They noted that the adviser reported that it realized a loss with respect to PSI Opportunistic, a slight profit with respect to PSI Tactical and PSI Total, and reasonable profits with respect to PSI Strategic and PSI All Asset. Based on the information presented, the Trustees concluded that the adviser’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund and PSI Opportunistic Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR
Portfolio Strategies, Inc.
1724 W Union Avenue, Suite 200
Tacoma, WA 98405

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/28/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/28/18

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 2/28/18